                                              OppenheimerFunds, Inc.
                                                498 Seventh Avenue
                                             New York, New York 10018

April 24, 2002

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

                  Re:      Oppenheimer Variable Account Funds
                           Reg. No. 2-93177/File No. 811-4108
                           Written Representation of Counsel
                           -----------------------------------------

To the Securities and Exchange Commission:

         On behalf of Oppenheimer  Variable Account Funds (the  "Registrant") and pursuant to paragraph (e) of Rule
485 under the  Securities  Act of 1933, as amended (the "1933 Act"),  and in connection  with the Amendment on Form
N-1A  which is  Post-Effective  Amendment  No. 37 to the 1933 Act  Registration  Statement  of the  Registrant  and
Amendment  No.  33 to its  Registration  Statement  under the  Investment  Company  Act of 1940,  as  amended,  the undersigned  counsel,  who prepared or reviewed such Amendment,  hereby  represents to the  Commission,  for filing with such Amendment,  that said Amendment does not contain  disclosures  which would render it ineligible to become effective pursuant to paragraph (b)(4) of Rule 485.

                                                              Sincerely,

                                                              /s/ Dina C. Lee
                                                              ----------------------------------
                                                              Dina C. Lee
                                                              Assistant Vice President &
                                                              Assistant Counsel
                                                              (212) 323-5089
                                                              Fax: (212) 321-4071
                                                              DCLEE@OPPENHEIMERFUNDS.COM
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